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AGREEMENT

WHEREAS, Makepeace Capital Corp. hereafter the "Corporation", is in the process of registering a portion of its securities for sale to the public;

WHEREAS, an officer and director, an entity controlled by an officer and director and a principal shareholder of the Corporation are listed as Selling Securityholders in the registration statement; and

WHEREAS, the Corporation, these individuals and the entities wish to avoid any conflicts of interest regarding the public offering

IT IS HEREBY AGREED that the undersigned will not sell any of their Common Shares of the Corporation, as disclosed in the "Selling Securityholders" section of the registration statement filed with the Securities and Exchange Commission, until the Company's offer is fully subscribed or terminated.

Agreed to this 16th day of November, 1998

      Makepeace Capital Corp.


By:   /s/ W. Ross C. Corace
      ----------------------------
      W. Ross C. Corace, President


      /s/ Geneva Corace
      ----------------------------
      Geneva Corace, individually


      Gencorp Enterprises, Inc.


By:   /s/Geneva Corace
      ----------------------------
      Geneva Corace, President


      Meadow Run Farms, Inc.

By:   /s/W. Ross C. Corace
      -----------------------------
       W. Ross C. Corace, President